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                                                                    EXHIBIT 21.1

                       CAPSTAR BROADCASTING PARTNERS, INC.
                                  SUBSIDIARIES



ENTITY                                                          DOMESTIC
------                                                          --------

Ameron Broadcasting Corporation                                 Delaware

Asheville Broadcasting Corp.                                    Delaware

Atlantic City Broadcasting Corp.                                Delaware

Atlantic Star Communications, Inc.                              Delaware

Baton Rouge Broadcasting Company, Inc.                          Louisiana

BC Funds Holdings, Inc.                                         Maryland

Beatrice Broadcasting Corp.                                     Delaware

Benchmark Communications Holdings, Inc.                         Delaware

Benchmark Communications Radio Limited Partnership              Maryland

Benchmark Greenville, L.L.C.                                    Delaware

Benchmark Jackson, L.L.C.                                       Delaware

Benchmark Radio Acquisition Fund I Limited                      Maryland
Partnership

Benchmark Radio Acquisition Fund II Limited                     Maryland
Partnership

Benchmark Radio Acquisition Fund IV Limited                     Maryland
Partnership

Benchmark Radio Acquisition Fund V Limited                      Maryland
Partnership

Benchmark Radio Acquisition Fund VI Limited                     Maryland
Partnership

Benchmark Radio Acquisition Fund VII Limited                    Maryland
Partnership

Benchmark Radio Acquisition Fund VIII Limited                   Maryland
Partnership

Benchmark Radio Acquisition Fund IX Limited                     Maryland
Partnership



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ENTITY                                                          DOMESTIC
------                                                          --------

Benchmark Radio Acquisition Fund XI Limited                     Maryland
Partnership

Benchmark Transition, Inc.                                      Delaware

Breadbasket Broadcasting Corporation                            Delaware

Capstar Acquisition Company, Inc.                               Delaware

Capstar Broadcasting Partners, Inc.                             Delaware

Capstar Employee Management Company, Inc.                       Delaware

Capstar Radio Broadcasting Partners, Inc.                       Delaware

Central Star Communications, Inc.                               Delaware

Commodore Media of Delaware, Inc.                               Delaware

Commodore Media of Florida, Inc.                                Delaware

Commodore Media of Kentucky, Inc.                               Delaware

Commodore Media of Norwalk, Inc.                                Delaware

Commodore Media of Pennsylvania, Inc.                           Delaware

Commodore Media of Westchester, Inc.                            Delaware

Congaree Broadcasters, Inc.                                     South Carolina

Corkscrew Broadcasting Corporation                              Delaware

Country Heartlines, Incorporated                                Delaware

Currey Broadcasting Corporation                                 Delaware

Danbury Broadcasting, Inc.                                      Connecticut

Daytona Beach Broadcasting Corp.                                Delaware

Dixie Broadcasting, Inc.                                        Alabama

GCBR, Inc.                                                      Delaware

GCBR, L.P.                                                      Delaware

Great American East, Inc.                                       North Carolina

GulfStar Beaumont Broadcasting, Inc.                            Texas

GulfStar Communications, Inc.                                   Delaware



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ENTITY                                                          DOMESTIC
------                                                          --------

GulfStar Communications Arkansas, Inc.                          Delaware

GulfStar Communications Arkansas Licensee, Inc.                 Arkansas

GulfStar Communications Baton Rouge, Inc.                       Delaware

GulfStar Communications Beaumont, Inc.                          Delaware

GulfStar Communications Beaumont Licensee, Inc.                 Texas

GulfStar Communications Corpus Christi, Inc.                    Delaware

GulfStar Communications Corpus Chrisis Licensee, Inc.           Texas

GulfStar Communications Holdings, Inc.                          Delaware

GulfStar Communications Killeen, Inc.                           Delaware

GulfStar Communications Killeen Licensee, Inc.                  Delaware

GulfStar Communications Lubbock, Inc.                           Delaware

GulfStar Communications Lubbock Licensee, Inc.                  Delaware

GulfStar Communications Lufkin, Inc.                            Delaware

GulfStar Communications Lufkin Licensee, Inc.                   Texas

GulfStar Communications Management, Inc.                        Delaware

GulfStar Communications New Mexico, Inc.                        Delaware

GulfStar Communications New Mexico Licensee, Inc.               New Mexico

GulfStar Communications Oklahoma, Inc.                          Delaware

GulfStar Communications Oklahoma Licensee, Inc.                 Oklahoma

GulfStar Communications Port Arthur, Inc.                       Delaware

GulfStar Communications Port Arthur Licensee, Inc.              Texas

GulfStar Communications Texarkana, Inc.                         Delaware

GulfStar Communications Texarkana Licensee, Inc.                Texas

GulfStar Communications Tyler, Inc.                             Delaware

GulfStar Communications Tyler Licensee, Inc.                    Texas

GulfStar Communications Victoria, Inc.                          Delaware

GulfStar Communications Victoria Licensee, Inc.                 Texas



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ENTITY                                                          DOMESTIC
------                                                          --------

GulfStar Communications Waco, Inc.                              Delaware

GulfStar Communications Waco Licensee, Inc.                     Texas

Houndstooth Broadcasting Corporation                            Delaware

Jamboree in the Hills, Inc.                                     Delaware

June Broadcasting, Inc.                                         Delaware

K-106, Inc.                                                     Texas

Ladner Communications Holding Corp.                             Delaware

Mountain Lakes Broadcasting, L.L.C.                             Alabama

Mountain Radio Corporation                                      Delaware

Music Hall Club, Inc.                                           West Virginia

Nelson Broadcasting Corporation                                 Delaware

O.C.C., Inc.                                                    Delaware

Orange Communications, Inc.                                     Delaware

Osborn Entertainment Enterprises Corporation                    Delaware

Osborn Sound & Communications Corp.                             Delaware

Pacific Star Communications, Inc.                               Delaware

Patterson Acquisition Company, Inc.                             Delaware

Patterson Battle Creek Broadcasting Corp.                       Delaware

Patterson Battle Creek Licensee Corp.                           Delaware

Patterson Broadcasting, Inc.                                    Delaware

Patterson Fresno Broadcasting Corp.                             Delaware

Patterson Fresno Licensee Corp.                                 Delaware

Patterson Grand Rapids Broadcasting Corp.                       Delaware

Patterson Grand Rapids Licensee Corp.                           Delaware

Patterson Harrisburg Licensee Corp.                             Delaware

Patterson Honolulu Broadcasting Corp.                           Delaware

Patterson Honolulu Licensee Corp.                               Delaware



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ENTITY                                                          DOMESTIC
------                                                          --------

Patterson Pensacola Licensee Corp.                              Delaware

Patterson Reno Broadcasting Corp.                               Delaware

Patterson Reno Licensee Corp.                                   Delaware

Patterson Savannah Broadcasting Corp.                           Delaware

Patterson Savannah Licensee Corp.                               Delaware

Patterson Springfield Broadcasting Corp.                        Delaware

Patterson Springfield Licensee Corp.                            Delaware

Point Madison Acquisition Company, Inc.                         Delaware

Quass Broadcasting Corporation                                  Iowa

Radio Dinuba Company                                            California

Radio WBHP, Inc.                                                Alabama

Radioco I, Inc.                                                 Maryland

Radioco II, Inc.                                                Maryland

Rainbow Broadcasting Corporation                                Delaware

RKZ Television, Inc.                                            Delaware

Short Broadcasting Corporation                                  Delaware

SNG Holdings, Inc.                                              Delaware

Sonance Waco License Subsidiary, Inc.                           Delaware

Sonance Waco Operating Company, Inc.                            Delaware

Southeast Radio Holding Corp.                                   Delaware

Southern Star Communications, Inc.                              Delaware

Waite Broadcasting Corp.                                        Delaware

WCOS (AM) License Limited Partnership                           Maryland

WCOS-FM License Limited Partnership                             Maryland

WDOV License Limited Partnership                                Maryland

WDSD License Limited Partnership                                Maryland

WESC (AM) License Limited Partnership                           Maryland



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ENTITY                                                          DOMESTIC
------                                                          --------

WESC-FM License Limited Partnership                             Maryland

WFNQ License Limited Partnership                                Maryland

WHKZ License Limited Partnership                                Maryland

Wilmington WJBR-FM, L.L.C.                                      Delaware

WJMZ License Limited Partnership                                Maryland

WKOC License Limited Partnership                                Maryland

WNOK Acquisition Company, Inc.                                  Delaware

WNTW License Limited Partnership                                Maryland

WOSC License Limited Partnership                                Maryland

WROV (AM) License Limited Partnership                           Maryland

WROV-FM License Limited Partnership                             Maryland

WSRV License Limited Partnership                                Maryland

WVOC License Limited Partnership                                Maryland

WUSQ License Limited Partnership                                Maryland

WWFG License Limited Partnership                                Maryland

WYYD License Limited Partnership                                Maryland

Yellow Brick Radio Corporation                                  Delaware